EXHIBIT 23.6

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report, dated 20 May 1996 on United and Philips Communications B.V. for the year ended December 31, 1995 included in this Annual Report on Form 10-K, into previously filed Registration Statement File Nos. 33-81876, 33-87326 and 333-00226.


                                       KPMG Accountants N.V.


Amstelveen, The Netherlands
25 May 1998